UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                October 29, 2009

                                TriCo Bancshares
             (Exact name of registrant as specified in its charter)

       California                   0-10661                   94-2792841
------------------------        ---------------          --------------------
     (State or other         (Commission File No.)         (I.R.S. Employer
     jurisdiction of                                      Identification No.)
incorporation or organization)

                 63 Constitution Drive, Chico, California 95973
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:(530) 898-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [ ] Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

 [ ] Soliciting  material pursuant to rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

 [ ] Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02:  Results of Operations and Financial Condition
---------------------------------------------------------

On October 29, 2009, TriCo Bancshares announced its quarterly earnings for the period ended September 30, 2009. A copy of the press release is attached as
Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01: Exhibits
-------------------
(c)  Exhibits

     99.1     Press release dated October 29, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            TRICO BANCSHARES

Date:  October 29, 2009     By:/s/Thomas J. Reddish
                               --------------------
                               Thomas J. Reddish, Executive Vice President
                                 and Chief Financial Officer


INDEX TO EXHIBITS

Exhibit No.                Description
----------                 -----------
    99.1                   Press release dated October 29, 2009

PRESS RELEASE                                        Contact:   Richard P. Smith
For Immediate Release                             President & CEO (530) 898-0300

                  TRICO BANCSHARES ANNOUNCES QUARTERLY EARNINGS

CHICO, Calif. - (October 29, 2009) - TriCo Bancshares (NASDAQ: TCBK), parent company of Tri Counties Bank, today announced quarterly earnings of $2,255,000 for the quarter ended September 30, 2009. This represents a 63.8% decrease when compared with earnings of $6,235,000 for the quarter ended September 30, 2008. Diluted earnings per share for the quarter ended September 30, 2009 decreased 64.1% to $0.14 from $0.39 for the quarter ended September 30, 2008. The decrease in earnings from the prior year quarter was primarily due to the Company's decision to increase by $5,400,000 the provision for loan losses to $8,000,000 for the quarter ended September 30, 2009.

Total assets of the Company increased $119,199,000 (6.0%) to $2,095,666,000 at September 30, 2009 from $1,976,467,000 at September 30, 2008. Total loans of the Company decreased $32,024,000 (2.0%) to $1,531,212,000 at September 30, 2009
from $1,563,236,000 at September 30, 2008. Total deposits of the Company increased $188,054,000 (12.0%) to $1,751,895,000 at September 30, 2009 from
$1,563,841,000 at September 30, 2008. Diluted earnings per share for the nine months ended September 30, 2009 and 2008 were $0.48 and $0.78, respectively, on earnings of $7,649,000 and $12,557,000, respectively.

Net interest income on a fully tax equivalent basis (FTE) increased $368,000 (1.6%) to $23,257,000 during the third quarter of 2009 from the same period in 2008. The increase in net interest income (FTE) was due to a $163,033,000 (9.0%) increase in average balances of interest-earning assets to $1,969,043,000 that was partially offset by a 0.35% decrease in net interest margin (FTE) to 4.72% from the quarter ended September 30, 2008. The decrease in margin was mainly due to increased balances of interest-earning cash at the Federal Reserve Bank.

The Company provided $8,000,000 for loan losses in the third quarter of 2009 versus $2,600,000 in the third quarter of 2008. In the third quarter of 2009, the Company recorded $7,073,000 of net loan charge-offs versus $2,293,000 of net loan charge-offs in the third quarter of 2008. Included in the $7,073,000 of net loan charge-offs during the third quarter of 2009 were $2,293,000 on residential construction, $2,095,000 on home equity lines and loans, $1,488,000 on commercial (non-real estate), and $855,000 on auto indirect loans.

At September 30, 2009, the sum of the Company's allowance for loan losses of $34,551,000 and the reserve for unfunded commitments of $3,640,000 represented 82% of non-performing loans net of government agency guarantees. Non-performing loans, defined as non-accruing loans and accruing loans delinquent 90 days or more, net of government guarantees at September 30, 2009 increased $3,234,000 (7.5%) to $46,607,000 from $43,373,000 at June 30, 2009.

Noninterest income for the third quarter of 2009 increased $1,001,000 (14.7%) from the third quarter of 2008, mainly due to a $864,000 (253%) increase in gain on sale of loans to $1,205,000. Also contributing to the increase in noninterest income was a $127,000 (3.1%) increase in service charges on deposit accounts to $4,207,000, a $123,000 (10.6%) increase in ATM fees and interchange revenue to $1,287,000, and a $155,000 (27.1%) increase in the change in value of mortgage servicing rights to ($416,000). These increases were offset by a decrease of $214,000 (36.0%) in commission on sale of nondeposit investment products to $380,000. The increases in service charges on deposit accounts and ATM fees and interchange revenue were primarily due to increased numbers of customers. The increase in gain on sale of loans is primarily due to increased refinancing activity during the quarter. The following table summarizes the components of noninterest income for the quarters ended September 30, 2009 and 2008 (dollars in thousands).

                                                             Three months ended
                                                                September  30,
                                                            --------------------
                                                                2009      2008
                                                            --------------------
   Service charges on deposit accounts                        $4,207     $4,080
   ATM fees and interchange revenue                            1,287      1,164
   Other service fees                                            567        551
   Change in value of mortgage servicing rights                 (416)      (571)
   Gain on sale of loans                                       1,205        341
   Commissions on sale of nondeposit investment products         380        594
   Increase in cash value  of life  insurance                    270        360
   Other noninterest income                                      293        273
                                                             -------------------
   Total noninterest income                                   $7,793     $6,792
                                                            ====================

Noninterest expense for the third quarter of 2009 increased $2,788,000 (16.8%) compared to the third quarter of 2008. Salaries and benefits expense increased $832,000 (8.8%) to $10,263,000 mainly due to annual salary increases and increased incentive compensation expense related to increased production of sold loans. Other noninterest expense increased $1,956,000 (27.3%) primarily due to a $579,000 (491%) increase in assessments and a $600,000 increase in provision for losses on unfunded commitments. The following table summarizes the components of noninterest expense for the quarters ended September 30, 2009 and 2008 (dollars in thousands).

                                                             Three months ended
                                                               September  30,
                                                            --------------------
                                                                2009      2008
                                                            --------------------

   Base salaries, net of deferred loan origination costs       $6,827    $6,331
   Incentive compensation                                         980       675
   Benefits and other compensation costs                        2,456     2,425
                                                             -------------------
   Total salaries and benefits expense                         10,263     9,431
                                                             -------------------
   Occupancy                                                    1,316     1,289
   Equipment                                                      953     1,017
   Data processing and software                                   655       600
   ATM network charges                                            642       506
   Advertising and marketing                                      558       451
   Telecommunications                                             428       402
   Professional fees                                              478       300
   Courier service                                                189       258
   Postage                                                        258       185
   Intangible amortization                                         65       133
   Assessments                                                    697       118
   Operational losses                                              97        81
   Provisions for losses - unfunded commitments                   500      (100)
   Other                                                        2,278     1,918
                                                             -------------------
   Total other noninterest expense                              9,114     7,158
                                                             -------------------
   Total noninterest expense                                  $19,377   $16,589
                                                             ===================
   Average full time equivalent staff                             645       668
   Noninterest expense to revenue (FTE)                         62.41%    58.01%

As of September 30, 2009, the Company had repurchased 166,600 shares of its common stock under its stock repurchase plan announced on August 21, 2007, which left 333,400 shares available for repurchase under the plan.

Richard Smith, President and Chief Executive Officer commented, "While diluted earnings per share were much lower than the prior year's quarter due to increased provisioning for loan losses, total bank revenues exceeded the prior year's levels. This increasing revenue stream provides the bank with the earnings necessary to increase loan loss reserves, increase our capital levels, pay increased premiums for deposit insurance and remain profitable during these challenging economic times." Smith added, "Our levels of liquidity, capital and reserves for loan losses remain strong as we progress through this deep recessionary period."

In addition to the historical information contained herein, this press release may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The reader of this press release should understand that all such forward-looking statements are subject to various uncertainties and risks that could affect their outcome. The Company's actual results could differ materially from those suggested by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, variances in the actual versus projected growth in assets, return on assets, interest rate fluctuations, economic conditions in the Company's primary market area, demand for loans, regulatory and accounting changes, loan losses, expenses, rates charged on loans and earned on securities investments, rates paid on deposits, competition effects, fee and other noninterest income earned as well as other factors detailed in the Company's reports filed with the Securities and Exchange Commission which are incorporated herein by reference, including the Form 10-K for the year ended December 31, 2008. These reports and this entire press release should be read to put such forward-looking statements in context and to gain a more complete understanding of the uncertainties and risks involved in the Company's business. Any forward-looking statement may turn out to be wrong and cannot be guaranteed. The Company does not intend to update any of the forward-looking statements after the date of this release.

TriCo Bancshares and Tri Counties Bank are headquartered in Chico, California. Tri Counties Bank has a 34-year history in the banking industry. It operates 32 traditional branch locations and 26 in-store branch locations in 23 California counties. Tri Counties Bank offers financial services and provides a diversified line of products and services to consumers and businesses, which include demand, savings and time deposits, consumer finance, online banking, mortgage lending, and commercial banking throughout its market area. It operates a network of 66 ATMs and a 24-hour, seven days-a-week telephone customer service center. Brokerage services are provided by the Bank's investment services affiliate, Raymond James Financial Services, Inc. For further information please visit the Tri Counties Bank web site at http://www.tricountiesbank.com.

                 TRICO BANCSHARES - CONSOLIDATED FINANCIAL DATA
              (Unaudited. Dollars in thousands, except share data)

                                                                                Three months ended
                                                ----------------------------------------------------------------------------
                                                 September 30,       June 30,     March 31,    December 31    September 30,
                                                    2009              2009           2009            2008           2008
                                                ============================================================================
Statement of Income Data
Interest income                                    $27,889         $28,432        $28,882        $29,679         $29,971
Interest expense                                     4,784           5,286          5,884          7,064           7,252
Net interest income                                 23,105          23,146         22,998         22,615          22,719
Provision for loan losses                            8,000           7,850          7,800          5,450           2,600
Noninterest income:
      Service charges and fees                       5,645           6,182          5,052          4,377           5,224
      Other income                                   2,148           1,814          1,563          1,788           1,568
Total noninterest income                             7,793           7,996          6,615          6,165           6,792
Noninterest expense:
      Base salaries net of deferred
          loan origination costs                     6,827           6,568          6,576          6,394           6,331
      Incentive compensation expense                   980           1,024            588            794             675
      Employee benefits and other
         compensation expense                        2,456           2,477          2,625          2,368           2,425
         Total salaries and benefits expense        10,263          10,069          9,789          9,556           9,431
      Intangible amortization                           65              64            134            135             133
      Provision for losses -
       unfunded commitments                            500             400            175           (800)           (100)
      Other expense                                  8,549           8,811          7,103          7,841           7,125
Total noninterest expense                           19,377          19,344         17,201         16,732          16,589
Income before taxes                                  3,521           3,948          4,612          6,598          10,322
Net income                                          $2,255          $2,512         $2,882         $4,241          $6,235
Share Data
Basic earnings per share                             $0.14           $0.16          $0.18          $0.27           $0.40
Diluted earnings per share                            0.14            0.16           0.18           0.26            0.39
Book value per common share                          12.79           12.67          12.71          12.56           12.14
Tangible book value per common share                $11.78          $11.66         $11.69         $11.54          $11.10
Shares outstanding                              15,787,753      15,782,753     15,782,753     15,756,101      15,744,881
Weighted average shares                         15,787,264      15,782,753     15,774,624     15,750,857      15,744,881
Weighted average diluted shares                 16,015,952      15,997,437     16,019,488     16,068,456      15,951,668
Credit Quality
Non-performing loans, net of
       government agency guarantees                $46,607         $43,373        $34,360        $27,525         $17,041
Foreclosed assets, net of allowance                  2,372           2,622          2,407          1,185           1,178
Loans charged-off                                    7,471           7,308          3,001          2,780           2,578
Loans recovered                                       $398            $308           $385           $332            $285
Allowance for losses to total loans(1)               2.49%           2.37%          2.27%          1.90%           1.79%
Allowance for losses to NPLs(1)                        82%             85%           103%           110%            164%
Allowance for losses to NPAs(1)                        78%             80%            97%           105%            153%
Selected Financial Ratios
Return on average total assets                       0.43%           0.48%          0.56%          0.85%           1.26%
Return on average equity                             4.43%           4.94%          5.70%          8.66%          13.04%
Average yield on loans                               6.48%           6.48%          6.52%          6.73%           6.92%
Average yield on interest-earning assets             5.70%           5.91%          6.15%          6.48%           6.68%
Average rate on interest-bearing liabilities         1.27%           1.42%          1.63%          2.07%           2.06%
Net interest margin (fully tax-equivalent)           4.72%           4.82%          4.91%          4.95%           5.07%
Total risk based capital ratio                       13.2%           12.9%          12.7%          12.4%           12.4%
Tier 1 capital ratio                                 11.9%           11.6%          11.4%          11.2%           11.1%
(1)      Allowance for losses includes allowance for loan losses and reserve for unfunded commitments.


                 TRICO BANCSHARES - CONSOLIDATED FINANCIAL DATA
              (Unaudited. Dollars in thousands, except share data)

                                                                                Three months ended
                                                 -----------------------------------------------------------------------------
                                                   September 30,     June 30,     March 31       December 31     September 30,
                                                      2009             2009         2009             2008            2008
                                                 =============================================================================
Balance Sheet Data
Cash and due from banks                            $234,570        $182,923        $137,241         $86,355         $67,300
Securities, available-for-sale                      230,962         252,104         279,122         266,561         241,900
Federal Home Loan Bank Stock                          9,274           9,274           9,235           9,235           9,147
Loans
      Commercial loans                              171,583         172,732         169,765         189,645         189,837
      Consumer loans                                473,411         486,548         499,168         514,448         513,132
      Real estate mortgage loans                    814,132         813,898         813,889         802,527         770,553
      Real estate construction loans                 72,086          79,057          84,134          84,229          89,714
Total loans, gross                                1,531,212       1,552,235       1,566,956       1,590,849       1,563,236
Allowance for loan losses                           (34,551)        (33,624)        (32,774)        (27,590)        (24,588)
Premises and equipment                               18,102          18,208          18,537          18,841          19,094
Cash value of life insurance                         47,635          47,365          47,095          46,815          46,061
Goodwill                                             15,519          15,519          15,519          15,519          15,519
Intangible assets                                       389             454             519             653             786
Other assets                                         42,554          43,383          36,902          35,952          38,012
Total assets                                      2,095,666       2,087,841       2,078,352       2,043,190       1,976,467
Deposits
      Noninterest-bearing demand deposits           349,949         358,618         371,639         401,247         334,015
      Interest-bearing demand deposits              314,160         291,641         269,807         241,560         228,441
      Savings deposits                              473,915         431,424         426,001         380,799         374,640
      Time certificates                             613,871         655,702         659,259         645,664         626,745
Total deposits                                    1,751,895       1,737,385       1,726,706       1,669,270       1,563,841
Federal funds purchased                                   -               -               -               -          67,000
Reserve for unfunded commitments                      3,640           3,140           2,740           2,565           3,365
Other liabilities                                    30,759          32,201          31,041          30,180          30,048
Other borrowings                                     66,197          73,898          76,081         102,005          79,873
Junior subordinated debt                             41,238          41,238          41,238          41,238          41,238
Total liabilities                                 1,893,729       1,887,862       1,877,806       1,845,258       1,785,365
Total shareholders' equity                          201,937         199,979         200,546         197,932         191,102
Accumulated other
      comprehensive gain (loss)                       3,934           2,322           3,474           2,056          (2,455)
Average loans                                     1,538,239       1,555,778       1,566,350       1,565,343       1,549,009
Average interest-earning assets                   1,969,043       1,933,633       1,887,121       1,840,915       1,806,010
Average total assets                              2,099,053       2,088,875       2,049,193       1,995,239       1,974,392
Average deposits                                  1,744,336       1,735,434       1,688,704       1,625,574       1,545,435
Average total equity                               $203,452        $203,596        $202,126        $195,828        $191,211
